                                                                    EXHIBIT 10.2



                          The CIT Group/Credit Finance
                              135 West 50th Street
                               New York, NY 10020
                               Tel:  212-408-6000
                               Fax:  212-408-6100




                                  May 14, 1996



Teltronics, Inc.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

AT Supply, Inc.
4706 Shavano oak
Suite 104
San Antonio, Texas 78249

Gentlemen:

     Reference is made to that certain Loan and Security Agreement dated October 28, 1994, as amended by that certain letter agreement dated December 27, 1994, and that certain Second Amendment to Loan and Security Agreement dated as of December 29, 1995 and that certain letter agreement dated March 11, 1996 (as at any time amended, the "Loan Agreement"), among Teltronics, Inc., ("Teltronics"), AT Supply, Inc. ("ATS") and The CIT Group/Credit Finance, Inc. ("Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

     Borrowers have requested that Lender agree to increase the Maximum Credit and Inventory Sublimit, effective as of the execution of this letter and decrease the Interest Rate commencing November 1, 1996. Lender is willing to amend the Loan Agreement as requested by Borrowers, subject to the terms and conditions contained herein.

     The Loan Agreement is hereby amended as follows:

     (a) By deleting Section 10.1(a) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

             10.1(a) Maximum Credit: $4,950,000.

     (b) By deleting Section 10.1(c) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

             10.1(c) Inventory Sublimit: at any time, the lesser of (a) $1,300,000, or (b) 50% of the amount of Eligible Accounts outstanding at such time multiplied by the Eligible Accounts Percentage.

     (c) By deleting Section 10.4(a) of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

             Interest Rate: A variable rate per annum equal to the Prime Rate (currently 8.25% per annum) plus three percent (3%) per annum.
             The Interest Rate in effect on the date hereof, expressed in simple interest terms, 11.25% per annum. Effective November 1, 1996, the Interest Rate shall be reduced to: A variable rate per annum equal to the Prime Rate plus two and one-half percent (2.5%) per annum.

     (d) By deleting the dollar amount "$87,500" from Section 10.4(b) Facility Fee: (i) Initial Term and substituting the dollar amount $122,500.

     (e) By replacing the word "The" with the word "A" in Section 10.4(b)(i)(C) and deleting the word "remaining" from Section 10.4(b)(i)(C) and adding a new Section 10.4(b)(i)(D) to read:

             (D) The remaining portion of the fee equal to $35,000 shall be payable on the third anniversary of the closing date.

     (f) By deleting Section 9.1 of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

             9.1 This Agreement shall continue in full force and effect until October 28, 1998 (the "Initial Term") and shall be deemed automatically renewed for successive terms of two
                     (2) years thereafter (each a "Renewal Term") unless terminated as of the end of the Initial Term or any Renewal Term by either party giving the other written notice at least sixty (60) days' prior to the end of the Initial Term or such Renewal Term.

     In consideration of the above Amendments, Teltronics and ATS agree to pay Lender a facility fee of $7,250 which fee shall be fully earned and charged to their loan account upon their execution of this agreement.

     Each Borrower hereby ratifies and reaffirms the Loan Agreement and each of the loan documents executed in connection therewith (collectively with the Loan Agreement, the Loan Documents") and all of such Borrower's covenants, duties and liabilities thereunder.

     Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by either or both of Teltronics and ATS are legal, valid and binding, joint and several obligations of Borrowers that are enforceable against each Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defence, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); and the security interests and liens granted by each Borrower in favor of Lender are duly perfected, first priority security interests and liens.

     Each Borrower represents and warrants to Lender, to induce Lender to enter into this agreement, that no default or Event of Default exists on the date hereof; that execution, delivery and performance of this agreement have been duly authorized by all requisite corporate action on the part of each Borrower and this agreement has been duly executed and delivered by each Borrower; and on and as of the date hereof.

     This agreement shall be effective upon acceptance by Lender in New York, New York, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Except as otherwise expressly provided therein, nothing herein shall be deemed to amend or modify any provisions of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Agreement is not intended to be nor shall it be construed to create, a novation or an accord and satisfaction and the Loan Agreement as herein modified shall continue in full force and effect.

     This agreement may be executed in any number of counterparts and by different parties to this agreement on separate counterparts, each of which when so executed, shall be deemed an original but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

                                          Very truly yours,

                                          THE CIT GROUP/CREDIT FINANCE, INC.

                                          By: /s/  BRUCE HILOWITZ
                                          ---------------------------------
                                          Title:   VICE PRESIDENT

TELTRONICS, INC.
("Borrower")


By: /s/  EWEN R. CAMERON
- -----------------------------
Title:   President & CEO


Attest: /s/  PAUL D. SHRADER
- -----------------------------
Title:       VP Finance


[CORPORATE SEAL]



AT SUPPLY, INC.
("Borrower")


By: /s/  PAUL D. SHRADER
- -----------------------------
Title:   Secretary, Treasurer


Attest: /s/ SUSAN MASLANKA


[CORPORATE SEAL]

CONSENTED TO:

TTG ACQUISITION CORP.
("Guarantor")

By: /s/  EWEN R. CAMERON
- -------------------------------
Title:   President


Attest: /s/ SUSAN MASLANKA


[CORPORATE SEAL]



/s/ NORMAN R. DOBIESZ              (SEAL)
- -------------------------------
Norman R. Dobiesz ("Guarantor")